SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2007

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2007-1

(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE INC.
(Exact name of Sponsor as specified in its charter)

NOVASTAR MORTGAGE FUNDING CORPORATION
(Exact name of depositor and registrant as specified in its charter)

Delaware	333-134461	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NOVASTAR CERTIFICATES FINANCING CORPORATION
(Exact name of co-registrant as specified in its charter)

Delaware	333-134461-01	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(816) 237-7000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Corporation registered issuances of up to $17,974,575,431 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-134461 and No. 333-134461-01) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2007-1, issued on February 28, 2007, $1,233,750,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2007-1, Class A-1A, Class A-2A1, Class A-2A2, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Offered Certificates"). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2007-1 were its Home Equity Loan Asset-Backed Certificates, Series 2007-1, Class M-6N, Class M-7N, Class M-8N, Class M-9N, Class M-6DSI, Class M-7DSI, Class M-8DSI, Class M-9DSI, Class M-10, Class M-11, Class M-10N, Class M-11N, Class M-10DSI, Class M-11DSI, Class CA and Class CB, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Underwriting Agreement, filed in connection with the Certificates is hereby supplemented by the Supplement to the Underwriting Agreement, dated as of March 29, 2007 and attached hereto as Exhibit 1.1, among NovaStar Mortgage Funding Corporation, as depositor (the "Depositor"), NovaStar Mortgage, Inc., as servicer (the "Servicer") and as sponsor (the "Sponsor"), NovaStar Financial Inc. and Deutsche Bank Securities Inc.

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

1.1	Supplement to the Underwriting Agreement, dated as of March 29, 2007, among the Depositor, the Servicer and Sponsor, NovaStar Financial Inc., and consented to by Deutsche Bank Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2007

NOVASTAR MORTGAGE FUNDING CORPORATION

By:  /s/ Matt Kaltenrieder
Matt Kaltenrieder
Vice President

Exhibit Index
Exhibit No.	Description
Exhibit 1.1	Supplement to the Underwriting Agreement, dated as of March 29, 2007, among the Depositor, the Servicer and Sponsor, NovaStar Financial Inc., and consented to by Deutsche Bank Securities Inc.